CHINA AGRITECH

Brean Murray Mainland China Tour Investment Conference



March 2008

WWW.CHINAAGRITECH.COM

CHINA AGRITECH

Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements. These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers with respect to the consolidated results of operations and financial condition of the Company. These statements can be recognized by the use of words such as "expects," "plans," "will," "estimates," "projects," "intends," or words of similar meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions. The Company has no obligation and does not undertake to revise forward-looking statements to reflect future events or circumstances.

Equity Snapshot

Listed on the OTC Bulletin Board	
Symbol:	**CAGC**
Price (3/26/08):	$2.60
Market Cap:	$58.6 mil
Shares Outstanding	24.7 mil
Revenues (ttm):	$39.3 mil
Revenue 3 yr CAGR	34.0%
Net Income (ttm)	$8.5 mil
EPS (ttm):	$0.39
P/E (ttm)	6.0x

Investment Highlights

- Building strong market position in growing organic fertilizer industry
- Expanding capacity
  - Increased organic liquid fertilizer capacity by 160% from 2006 to 2007
  - Adding granular fertilizer production in 2008
- Competitive advantage with proprietary formulations and advanced technology
- Growth in domestic and international markets
- Strong government support for organic fertilizer
- Increasing consumer demand for healthier organic foods



China Fertilizer Market Overview

- China is the largest consumer and manufacturer of fertilizer
  - China represents 31.1% of world fertilizer consumption
    9% of world's arable land to feed 21% of the world's population*
- Fertilizer industry in China is a $49 billion market*
  - Highly fragmented with over 1,000 fertilizer companies


7%
3%
10%
30%
50%
Organic fertilizer including liquid
Compound fertilizer
NPK fertilizer
Biotech fertilizer
Others

*Source: China Agriculture Statistical Yearbook 2006

Benefits of Organic Fertilizer

- Constant use of chemical fertilizers
  - Degrades soil conditions which hurts future crop yields
  - Destroys plant's natural defense mechanism
  - Pollutes environment
  - Contaminated 1/6 of arable land*
  - Residues threaten public health
- Organic fertilizers
  - Increase nutrients
  - Improve long-term use of soil
  - Premium green food prices are 30-50% higher than non-green food**
  - Provide a viable solution for sustainable, improve agricultural yield

* http://www.agri.gov.cn

** China Green Food Development Center

Organic Fertilizer Market Opportunity

- Need for intensive farming to feed China's growing population
- Higher demand for grain as meat consumption increases
- Growing middle class demands better quality and healthier foods
- Shrinking land resources due to pollution & degradation
- Ministry of Agriculture supports organic compound fertilizers for sustainable agriculture
- Chinese National Standard for Organic Product established in 2005



Increasing Demand for Organic Fertilizer

- Demand for organic fertilizer expected to increase to 14 million tons by 2010 from 4.5 million tons in 2006
- 11th 5-year plan (2006- 2010) and Rich Soil Project aim to improve soil structure of arable land
  - Pollution-free, green and organic food required to increase from 20% to 35% of production
  - PRC providing special funds for establishing organic farms
  - Increased tax for use of polluting fertilizers
- Over 300,000 hectares of organic fields ~ 11% of global organic farmland*
- Increasing exports of organic products

* World Resource Institute

Worldwide Demand for Organic Food Increasing

- Global demand for organic produce is estimated to reach $33 billion by 2010
- Europe and US represent 80% of organic food market
- Pacific Asia fastest growing region with estimated CAGR of 28% through 2010
- PRC establishing international agencies to provide certification services of organic products
- China is the largest non-European exporter of organic beans and edible seeds
- China's organic exports were $350 million in 2005, up from $150 million in 2004



Source *Organic Foods & Beverages, July 2007*

Technology-based Core Competency

CHINA AGRITECH

- Unique core technology and product development
- Certified by PRC Ministry of Agriculture for effectiveness of liquid organic fertilizer in all regions of China
- Custom formulations to local plants, soil & climate conditions
- Proprietary formula contains over 30 active ingredients
- Local R&D team in Beijing and Helongjiang
  - Experts and professors from national agricultural institutions and China Agriculture University



Valuable Proprietary Processes

- Effective fulvic acid extraction technique
- Use chelating and ultra-micro high-technology to increase absorption efficiency by plants
- Unique anti-subsidence and flocculation technology
- Highly concentrated - can be diluted 1000 to 1200 times
- Variable application method according to the characteristics of soil and plants
- Tested by National Center for Quality Supervision and Testing of Chemical Fertilizers of PRC



Production Flow

- China Agritech's proprietary technology combines over 30 active microelements with humic acid to produce a highly effective liquid compound organic fertilizer

Lignite → Humic Acid → Fulvic Acid → Organic Fertilizer

Humic Acid
- No harm to plants
- Increase the fertility of soil
- Stimulate plant growth
- Abstract from Lignite

Fulvic Acid
- Improve soil structure
- Nitrogen fixation
- Turn the phosphorus of soil into the dissolubility estate
- CAGC own technology of abstracting Fulvic Acid from Humic Acid

Organic Fertilizer
- Facilitate plant growth and reproduction of animalcule
- Enhance resistance to drought and waterlogging
- Improve soil structure and ability to supply nutrition
- Increase efficiency of chemical fertilizer

Product Lines

CHINA AGRITECH

- <u>Lvlingbao III</u>

  Specially formulated for fruits and vegetables

- <u>Lvlingbao IV</u>

  Formulated for large scale crops and suitable for jet-spray

- <u>Tailong I</u>

  Highly customizable for a fruits and economic crops that can be tailored to local soil conditions

- <u>Green Vitality</u>

  Premium line that will be marketed in the central and southern regions of China and can be applied to a large variety of crops









Benefits of Use

- Increased photosynthesis
- Persistent fertilizer efficiency
- Balanceable nutrition
- No premature senility
- Enhanced anti-reversion force
- No hormone
- Organic, nuisance free
- Improved root absorption
- Enhanced resistance
- Improved plant quality and appearance
- Restored capability of soil production

Product Efficacy

Crop Type	Yield Increase
Wheat	15-30%
Maize	15-30%
Rice	8-20%
Soybean	10-20%
Peanuts	10-20%
Cotton	15-30%
Tobacco	13-25%
Watermelon	25-36%
Leafy Vegetables	15-40%
Potatoes	14-30%
Fruits	15-25%

Rapid Capacity Expansion

- Constructed a centralized "syrup" factory in Beijing in 2006
- Added 8,000 metric tons capacity of liquid organic fertilizer in four new regional converting facilities in 2006 / 2007
- Adding production for 200,000 metric tons organic granular fertilizer in 2008
  - Beijing factory completed in March 2008
  - Harbin and Xinjiang factories expected to be constructed once Beijing factory is fully operational



Manufacturing Facilities


RUSSIA
KAZAKHSTAN
MONGOLIA
KIRGIZSTAN
XINJIANG
HEILONGJIANG
JILIN
LIAONING
INNER MONGOLIA
GANSU
Beijing
Tianjin
HEBEI
SHANXI
NORTH KOREA
Yellow Sea
SOUTH KOREA
QINGHAI
Yellow River
NINGXIA
SHANDONG
CHINA
SHAANXI
HENAN
JIANGSU
TIBET
ANHUI
SHANGHAI
SICHUAN
CHONGQING
HUBEI
NEPAL
Yangtze River
ZHEJIANG
East China Sea
BHUTAN
JIANGXI
HUNAN
INDIA
GUIZHOU
FUJIAN
BANGLADESH
YUNNAN
TAIWAN
GUANGXI
GUANGDONG
Hong Kong
Macau
BURMA
VIETNAM
LAOS
THAILAND
South China Sea
HAINAN
0 400 km

Harbin

Xinjiang

*Beijing Headquarters

Chongqing

Anhui

Central, Southern, North East and North West China

Organic Granular Fertilizer Expansion

- Received $15 million gross proceeds from private placement in July, 2007
- Adding four granular fertilizer factories with 50,000 metric tons capacity each near new liquid fertilizer factories
- Utilize same model as liquid fertilizer
- Bundle with organic liquid fertilizer to maximize value for farmer



- Beijing factory expected to begin contributing to revenues in second quarter 2008

Distribution, Sales and Marketing

- Wide distribution channel via 468 sales distributors
  - Increase distributors to 1400 by end of 2008
- Village-level presence for sales to support local farmers
- Launch regional sales campaigns based on sales partnerships, targeted print, radio, TV advertisements and field demonstrations
- Establish alliances with large, reputable fertilizer distributors in China
- Expand distribution coverage to 28 provinces from 20 provinces
- Co-operation with National Agro-technical Extension and Service Center (NATESC) in promoting the Company's products



Strategic Alliance with Sinochem Fertilizer

CHINA AGRITECH

- Largest fertilizer distributor in China
  - Covers 26 provinces
  - 17 sales subsidiaries and 1,600 sales points
- Successful test sales in Q3 2007
  - Initial small order – 90 metric tons
  - Positive feed back in Jiangsu, Hainan Provin
- One year contract signed in October 2007
  - Minimum 1,000 metric tons
  - $7.8 million revenue contribution

SINOCHEM

Competitive Environment

- Highly decentralized fertilizer industry
  - Many small-sized local manufacturers
    - Most do not have national brand
    - Believed not to have competitive R&D or cost-efficient manufacturing
  - Several domestic and international medium to large-sized manufacturers
- Foreign competitors face disadvantage in terms of price due to tariff, tax, license and transportation

Company	Pricing*
China Agritech	$5,000 - $6,000/ ton
Komix (USA)	$20,000/ ton
GEMARI (Indonesia)	$46,250/ ton
Santron (Germany)	$25,000/ ton

* - China Agritech's internal data

Competitive Advantages

- Most manufacturers operate regionally
- Significant barrier to entry:
  - Fertilizer manufacturers must be certified:
    - Full certification is 7 years process:
    - Costs approximately $1 million
    - Approximately 10% of fertilizer manufacturers are fully certified
    - CAGC obtained full certification for its compound organic liquid fertilizers in 2002*



* Certification is currently expired and is expected to be renewed by end of April 2008

Experienced Management Team

- Yu Chang - President, CEO & Founder
  - Formerly with the Agricultural Bank of China
  - Beneficial ownership of 41.85% of outstanding shares
- Xiaorong Teng – Chief Operating Officer
  - Served the Company and its predecessors since 1994
  - Beneficial ownership of 2.45% of outstanding shares
- Lijun Peng - CFO, served as CFO for Tailong since 1997
  - Graduated from Harbin Institute of Technology
- Kelviz Lim Kok Siak - VP of Finance,
  - Graduated with honors from Multimedia University, Kuala Lumpur, Malaysia
  - Association of Chartered Certified Accountants (ACCA) designation

Robust Revenue Growth


$12.2
$15.9
$25.3
$29.5
$39.3
2003
2004
2005
2006
2007

$ millions

Gross profit & margin


4 Yr. CAGR 30.1%
$30
$20
$10
$0
56%
49%
42%
$5.7
47.0%
$7.7
49.0%
$12.5
49.0%
$15.4
52.0%
$20.3
51.8%
2003
2004
2005
2006
2007
Gross Profit ($M)
Gross Margin

$ millions

Net Income Growth



4 Yr. CAGR 44.0%
$10
$5
$0
25%
20%
15%
10%
5%
0%
$2.0
$3.8
$3.7
$5.3
$8.5
16.5%
23.7%
14.5%
18.1%
21.7%
2003
2004
2005
2006
2007
$ millions
Net Income ($M)
Profit margin

Summary Balance Sheet

($ in thousands)	December 31, 2007	December 31, 2006
Cash and restricted cash	$13,853	$6,530
Working capital	$50,550	$26,502
Total debt	$0	$0
Shareholders' equity	$50,884	$26,856

Investment Summary

- Large market opportunity in <u>rapidly</u> growing organic market
  - Increasing demand for higher crop yields
- Growth strategy to expand domestically <u>and</u> internationally
  - Reduce impact of seasonality
  - Adding production for organic granular fertilizer
  - Strategic alliance with Sinochem Fertilizer
- Strong competitive advantages
  - Proprietary formulas = better performance
  - Liquid organic fertilizer nationally certified
- Ongoing support from PRC to increase sustainable agricultural output


有机食品
ORGANIC FOOD

Contact Information

CCG Elite Investor Relations

Crocker Coulson, President

Phone: 646-213-1916

Email: crocker.coulson@ccgir.com

China Agritech, Inc.

Kelviz Lim Kok Siak, VP of Finance

Phone: +86-10-5962-1220

Email: kelviz@chinaagritech.com